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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of

                       THE SECURITIES EXCHANGE ACT OF 1934


                         August 13, 2002 (August 13, 2002)
             ------------------------------------------------------
               (Date of Report) (Date of earliest event reported)

                            BEVERLY ENTERPRISES, INC.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

                                     1-9550
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                            (Commission File Number)

                                   62-1691861
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                        (IRS Employer Identification No.)

                            One Thousand Beverly Way
                              Fort Smith, AR 72919
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                    (Address of principal executive offices)

                                 (479) 201-2000
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              (Registrant's telephone number, including area code)


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ITEM 9. OTHER EVENTS

In connection with the Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002, as filed with the Securities and Exchange Commission on August 13, 2002, Beverly Enterprises, Inc. filed as correspondence the transmittal letter and certifications attached hereto as Exhibits 99.1, 99.2 and 99.3.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  Exhibit 99.1 - Transmittal Letter
                  Exhibit 99.2 - Certificate of Chief Executive Officer
                  Exhibit 99.3 - Certificate of Chief Financial Officer




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       BEVERLY ENTERPRISES, INC.


Date:    August 13, 2002

                                       By:  /s/ PAMELA H. DANIELS
                                             Pamela H. Daniels
                                             Senior Vice President, Controller
                                             and Chief Accounting Officer


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                                INDEX TO EXHIBITS



EXHIBIT
NUMBER              DESCRIPTION
-------             -----------
99.1                Transmittal Letter

99.2                Certificate of Chief Executive Officer

99.3                Certificate of Chief Financial Officer